                                   EXHIBIT 4:

                               [LOGO APPEARS HERE]

                    SOUTHERN COMMUNITY FINANCIAL CORPORATION

           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

                                                               CUSIP 842632 10 1

         This Certifies that ___________________________________________ is the owner of ______________________ FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF SOUTHERN COMMUNITY FINANCIAL CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: __________________

-------------------                      -------------------------------------
Corporate Secretary                      President and Chief Executive Officer

                                [Corporate Seal]

                          Countersigned and Registered:
                       FIRST-CITIZENS BANK & TRUST COMPANY
                                 (RALEIGH, N.C.)


                                                                  Transfer Agent
                                                                   and Registrar





                                            By:
                                                     ------------------------
                                                        Authorized Signature



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                    SOUTHERN COMMUNITY FINANCIAL CORPORATION

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT_____Custodian _______
TEN ENT -  as tenants by the entireties                      (Cust)          (Minor)
JT TEN -   as joint tenants with right of    under Uniform Gifts to Minors Act ____________
           survivorship and not as tenants                                      (State)
           in common

         Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________


________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

Signature(s) Guaranteed:                         ___________________________________________
                                                                 Signature(s)
___________________________________________      ___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN      NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT
ELIGIBLE GUARANTOR INSTITUTION, AS DEFINED       MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
IN RULE 17Ad-15 UNDER THE SECURITIES AND         UPON THE FACE OF THE CERTIFICATE IN EVERY
EXCHANGE ACT OF 1934, AS AMENDED.                PARTICULAR, WITHOUT ALTERATION OR
                                                 ENLARGEMENT OR ANY CHANGE WHATEVER.